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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  March 9, 2001
                                                          -------------


                                 GENUITY INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         DELAWARE                        000-30837              74-2864824
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)


3 Van de Graaff Drive, Burlington, MA                             01803
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(Address of Principal Executive Offices)                        (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 262-4000
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                          This is Page 1 of 4 Pages.
                       Exhibit Index appears on Page 4.
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ITEM 5.   OTHER EVENTS

On March 5, 2001, Genuity Inc., a Delaware corporation, entered into a $500,000,000 Credit Agreement (the "Credit Agreement") with Verizon Investments Inc., a wholly-owned subsidiary of Verizon Communications Inc., as Lender.

A copy of the aforementioned Credit Agreement is attached as Exhibit 10.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
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          10.1  $500,000,000 Credit Agreement, dated as of March 5, 2001, between Genuity Inc., as borrower, and Verizon Investments Inc., as lender.
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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENUITY INC.


                              By:    /s/ Daniel P. O'Brien
                                     ---------------------
                              Name:   Daniel P. O'Brien
                              Title:  Executive Vice President and
                                      Chief Financial Officer


Date: March 9, 2001
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                                 EXHIBIT INDEX

Exhibit No.                   Description of Exhibits                  Page
-----------                   -----------------------                  ----

   10.1 $500,000,000 Credit Agreement, dated as of March 5, 2001, between Genuity Inc., as borrower, and Verizon Investments Inc., as lender.